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                  Letter Agreement dated July 20, 1997 between
                          the Company and David McNabb
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                                AQUAGENIX, INC.
                          6500 NORTHWEST 15th AVENUE
                         FT. LAUDERDALE, FLORIDA 33309


Mr. David McNabb
96 Colton Lane
Martinez, CA 94553

Re:   Aquagenix Letter Agreement

Dear David:

As per our conversations of the past, Aquagenix, Inc. (the "Company") has agreed to issue you 1,000 shares of Common Stock, par value $.01 per share, of the Company (the "Shares") in return for services rendered and to be rendered as an employee of the Company. The Shares shall be registered by the Company on a best efforts basis using a Form S-8 or similar registration statement.

Upon receipt of this letter agreement, please sign or initial confirmation of the above conditions.

Sincerely,


  /s/ Andrew P. Chesler
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Andrew P. Chesler
Chairman & CEO

ACCEPTED AND AGREED TO
THIS 20TH DAY OF JULY, 1997:


  /s/ David McNabb
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David McNabb